SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 25, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of March 1, 1999,
                  providing for the issuance of REMIC Mortgage
                    Pass-Through Certificates, Series 1999-5)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

                     New Jersey         33-5042        21-0627285
                  -------------------------------------------------
            (State or other jurisdiction (Commission (I.R.S. Employer
               of incorporation) File Number) Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)




        Registrant's telephone number, including area code (609) 661-6100
                                                           --------------


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On March 25, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 1999-5 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-5") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated March 12, 1999 as supplemented by the Prospectus Supplement dated March 23, 1999.

The original principal balance of each class of the Certificates is as follows:

                     Class A1                      $409,937,000.00
                     Class A2                       $64,805,000.00
                     Class A3                        $2,510,000.00
                     Class A4                        $3,321,000.00
                     Class A5                        $3,322,000.00
                     Class A6                        $2,316,000.00
                     Class A7                        $3,506,600.00
                     Class A8                       $18,766,000.00
                     Class A9                        $3,334,000.00
                    Class A10                        $5,000,000.00
                    Class A11                        $1,667,000.00
                    Class A12                        $3,947,000.00
                    Class A13                        $4,500,000.00
                    Class A14                        $1,400,000.00
                    Class A15                        $1,030,000.00
                    Class A16                        $4,694,481.00
                    Class A17                          $426,519.00
                    Class A18                        $4,395,000.00
                    Class A19                        $1,000,000.00
                    Class A20                        $2,948,000.00
                    Class A21                        $1,000,000.00
                    Class A22                        $1,000,000.00
                    Class A23                        $4,814,814.00
                    Class A24                          $185,186.00
                    Class A25                          $701,215.00
                    Class A26                        $9,115,785.00
                    Class A27                       $99,609,000.00
                    Class A28                       $16,281,000.00
                    Class A29                       $78,866,000.00
                     Class R                               $100.00
                     Class M                        $15,773,000.00
                     Class B1                        $5,915,000.00
                     Class B2                        $3,549,000.00
                     Class B3                        $4,337,600.00
                     Class B4                        $1,577,400.00
                     Class B5                        $2,365,973.59
                      Total :                      $787,916,673.59


The initial Junior Percentage and initial Senior Percentage for Pool 1999-5 are approximately 4.25% and 95.75%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-5 as of the initial issuance of the Certificates are $240,301.00, $7,886,560.00 and $7,886,560.00, respectively, representing approximately .0300%, 1.0000%, and 1.0000%, respectively, of the aggregate Scheduled Principal Balances of the mortgage loans as of March 1, 1999 (the "Cut-off Date").


Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-5

Pool 1999-5 consists primarily of fixed-rate, fully-amortizing conventional mortgage loans evidenced by mortgage notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $788,655,977.91.

The interest rates (the "Mortgage Rates") borne by the 2534 Mortgage Loans conveyed by GECMSI to Pool 1999-5 range from 6.1250% to 11.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 7.2118% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-5 ranged from $20,000.00 to $1,295,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-5 is $311,229.67, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-5 is December 31, 1985, and the latest scheduled maturity date of any such Mortgage Loan is March 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-5 is 73.1058%.

The mortgage loans in Pool 1999-5 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the mortgage rates borne by the mortgage loans in Pool 1999-5:

MORTGAGE            # OF           AGGREGATE BALANCES        % OF POOL BY
  RATES             LOANS          AS OF CUT-OFF DATE        AGGREGATE BALANCE
 6.1250%               1                  $143,487.92              0.0182%
 6.2500%               3                  $858,596.63              0.1089%
 6.3750%               6                $1,944,896.13              0.2466%
 6.4500%               1                  $363,656.47              0.0461%
 6.5000%              32                $9,549,699.23              1.2109%
 6.5500%               1                  $307,884.33              0.0390%
 6.6250%              40               $12,434,514.04              1.5767%
 6.6500%               2                  $587,401.30              0.0745%
 6.7000%               3                $1,254,079.22              0.1590%
 6.7500%             115               $35,639,015.35              4.5190%
 6.8000%              10                $3,856,141.78              0.4890%
 6.8500%              12                $4,578,135.82              0.5805%
 6.8750%             232               $75,719,210.26              9.6010%
 6.9000%              12                $4,077,132.15              0.5170%
 6.9500%              24                $8,080,425.79              1.0246%
 7.0000%             340              $106,968,865.17             13.5634%
 7.0500%              14                $5,743,574.08              0.7283%
 7.1000%              21                $7,626,621.27              0.9670%
 7.1250%             275               $89,695,629.42             11.3732%
 7.1500%              29                $9,398,140.55              1.1917%
 7.2000%               7                $2,280,091.17              0.2891%
 7.2500%             455              $148,949,483.97             18.8864%
 7.3000%              14                $4,521,199.27              0.5733%
 7.3500%              21                $6,877,301.26              0.8720%
 7.3750%             298               $87,734,800.78             11.1246%
 7.4000%               7                $1,962,170.11              0.2488%
 7.4500%               1                  $181,309.32              0.0230%
 7.5000%             229               $66,761,859.95              8.4653%
 7.5500%               7                $1,350,964.31              0.1713%
 7.6000%               5                  $535,634.27              0.0679%
 7.6250%             114               $33,448,068.82              4.2411%
 7.6500%               3                  $245,754.91              0.0312%
 7.7000%               1                  $146,032.13              0.0185%
 7.7500%              90               $24,675,182.47              3.1288%
 7.8000%               2                  $437,833.69              0.0555%
 7.8500%               1                   $24,542.09              0.0031%
 7.8750%              40               $11,292,123.25              1.4318%
 8.0000%              18                $5,248,764.51              0.6655%
 8.0500%               1                   $62,613.13              0.0079%
 8.1250%              10                $2,344,814.09              0.2973%
 8.2500%               6                $2,197,282.33              0.2786%
 8.3750%               7                $1,853,727.06              0.2350%
 8.5000%               5                $1,754,956.41              0.2225%
 8.6250%               2                  $703,597.82              0.0892%
 8.7500%               7                $2,338,767.28              0.2966%
 8.8750%               1                  $151,252.72              0.0192%
 9.0000%               1                  $258,339.62              0.0328%
 9.1250%               1                  $126,869.65              0.0161%
 9.2500%               1                  $202,641.36              0.0257%
 9.5000%               1                  $153,048.07              0.0194%
 9.6250%               1                  $182,596.64              0.0232%
10.7500%               1                  $367,159.75              0.0466%
10.8750%               1                  $257,241.07              0.0326%
11.1250%               1                   $87,346.89              0.0111%
11.2500%               1                  $113,500.83              0.0144%
  Total            2,534              $788,655,977.91            100.0000%



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b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the mortgage loans in Pool 1999-5:

     ORIGINAL             # OF LOANS       AGGREGATE BALANCES     % OF POOL BY
     BALANCES                              AS OF CUT-OFF DATE     AGGREGATE BAL.
$      0 - 227,150           500              $69,117,152.70         8.7639%
$227,151 - 250,000           114              $27,677,960.12         3.5095%
$250,001 - 300,000           682             $187,763,586.27        23.8081%
$300,001 - 350,000           463             $150,221,414.22        19.0478%
$350,001 - 400,000           298             $111,954,118.40        14.1956%
$400,001 - 450,000           177              $74,933,169.64         9.5014%
$450,001 - 600,000           237             $119,947,705.70        15.2091%
$600,001 - 650,000            35              $22,298,039.08         2.8273%
$650,001 - 1,000,000 +        28              $24,742,831.78         3.1373%
Total                      2,534             $788,655,977.91       100.0000%

The largest outstanding Scheduled Principal Balance of any mortgage loan, as of the Cut-off Date, in Pool 1999-5 is $1,293,989.78.

The smallest outstanding Scheduled Principal Balance of any mortgage loan, as of the Cut-off Date, in Pool 1999-5 is $19,907.24.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the mortgage loans in Pool 1999-5:

YEAR OF ORIGINATION   # OF LOANS     AGGREGATE BALANCES      % OF POOL BY
                                     AS OF CUT-OFF DATE      AGGREGATE BALANCE
        1985               1              $87,346.89             0.0111%
        1986               3             $737,901.65             0.0936%
        1987               3             $538,286.07             0.0683%
        1988               2             $371,767.79             0.0471%
        1989               2             $669,128.62             0.0848%
        1990               1             $234,300.27             0.0297%
        1992               8           $2,089,594.09             0.2650%
        1995               1             $338,735.55             0.0430%
        1997              11           $1,841,582.34             0.2335%
        1998           1,672         $493,978,809.09            62.6354%
        1999             830         $287,768,525.55            36.4885%
       Total           2,534         $788,655,977.91           100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the mortgage loans at origination in Pool 1999-5:

   LOAN-TO-VALUE
     RATIO AT          # OF        AGGREGATE BALANCES           % OF POOL BY
    ORIGINATION        LOANS       AS OF CUT-OFF DATE         AGGREGATE BALANCE
   00.000 - 50.00       128         $38,265,444.92                4.8520%
   50.001 - 60.00       183         $60,557,892.76                7.6786%
   60.001 - 70.00       464        $154,319,451.32               19.5674%
   70.001 - 75.00       416        $135,011,049.02               17.1191%
   75.001 - 80.00     1,103        $334,645,395.17               42.4324%
   80.001 - 85.00        25          $7,100,270.34                0.9003%
   85.001 - 90.00       131         $39,075,257.44                4.9547%
   90.001 - 95.00        84         $19,681,216.94                2.4955%
       Total          2,534        $788,655,977.91              100.0000%



e) The following table sets forth information, as of the Cut-off Date, with respect to the type of mortgaged properties securing the mortgage loans in Pool 1999-5:

    TYPE OF DWELLING     # OF LOANS    AGGREGATE BALANCES     % OF POOL BY
                                       AS OF CUT-OFF DATE   AGGREGATE BALANCE
Single-family detached     2,306         $726,092,763.24        92.0671%
Single-family attached        50          $12,247,632.08         1.5530%
Condominium                  110          $28,581,777.79         3.6241%
2 - 4 Family Units            54          $19,248,327.14         2.4406%
Co-op                         14           $2,485,477.66         0.3152%
Total                      2,534         $788,655,977.91       100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the mortgaged properties securing the mortgage loans as represented by the mortgagors at origination in Pool 1999-5:

                    # OF LOANS       AGGREGATE BALANCES      % OF POOL BY
   OCCUPANCY                         AS OF CUT-OFF DATE    AGGREGATE BALANCE
Owner Occupied        2,462          $768,300,030.56              97.4189%
Vacation                 43           $12,009,651.40               1.5228%
Investment               29            $8,346,295.95               1.0583%
Total                 2,534          $788,655,977.91             100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the mortgaged properties securing the mortgage loans in Pool 1999-5:

    STATE               # OF LOANS     AGGREGATE BALANCES    % OF POOL BY
                                       AS OF CUT-OFF DATE    AGGREGATE BALANCE
Alabama                     10            $3,044,025.99           0.3860%
Arizona                     67           $20,752,428.62           2.6314%
Arkansas                     2              $313,078.11           0.0397%
California               1,105          $393,785,073.57          49.9311%
Colorado                    55           $17,120,588.71           2.1709%
Connecticut                 31           $10,481,056.88           1.3290%
Delaware                     4            $1,283,894.17           0.1628%
District Of Columbia        14            $3,596,894.34           0.4561%
Florida                     80           $17,463,730.36           2.2144%
Georgia                     58           $16,580,154.15           2.1023%
Hawaii                       9            $4,189,631.13           0.5312%
Idaho                        4            $1,258,336.90           0.1596%
Illinois                    63           $18,622,401.90           2.3613%
Indiana                      7            $1,987,132.22           0.2520%
Iowa                         3              $650,632.21           0.0825%
Kansas                       1              $215,019.34           0.0273%
Kentucky                     1               $95,976.43           0.0122%
Louisiana                    4              $341,051.27           0.0432%
Maine                        1              $167,623.62           0.0213%
Maryland                   102           $28,050,153.11           3.5567%
Massachusetts              109           $34,274,272.27           4.3458%
Michigan                    18            $5,873,827.94           0.7448%
Minnesota                    4              $694,243.34           0.0880%
Mississippi                  2              $420,658.13           0.0533%
Missouri                    15            $4,436,875.81           0.5626%
Montana                      2              $367,635.90           0.0466%
Nevada                      15            $3,447,624.69           0.4372%
New Hampshire                5            $1,205,545.34           0.1529%
New Jersey                 124           $36,445,864.72           4.6212%
New Mexico                  12            $2,741,774.75           0.3477%
New York                    94           $25,830,471.26           3.2752%
North Carolina              30            $9,055,665.42           1.1482%
Ohio                        15            $3,627,001.03           0.4599%
Oklahoma                     3              $513,301.37           0.0651%
Oregon                      24            $6,770,382.98           0.8585%
Pennsylvania                53           $15,417,086.90           1.9549%
Rhode Island                 4            $2,009,989.52           0.2549%
South Carolina              17            $4,233,582.48           0.5368%
South Dakota                 1              $299,530.53           0.0380%
Tennessee                    6            $2,075,189.59           0.2631%
Texas                      133           $28,725,101.98           3.6422%
Utah                        10            $3,198,281.33           0.4055%
Vermont                      6            $1,263,399.54           0.1602%
Virginia                   140           $35,875,985.69           4.5489%
Washington                  69           $19,526,003.52           2.4759%
West Virginia                1               $68,680.14           0.0087%
Wisconsin                    1              $259,118.71           0.0329%
Total                    2,534          $788,655,977.91         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the mortgage loans in Pool 1999-5:

 YEAR OF MATURITY     # OF LOANS      AGGREGATE BALANCES       % OF POOL BY
                                      AS OF CUT-OFF DATE     AGGREGATE BALANCE
       2016                4                $825,248.54               0.1046%
       2017                4                $696,805.34               0.0884%
       2018                4                $691,955.98               0.0877%
       2019                6              $1,792,706.49               0.2273%
       2020                3                $353,440.19               0.0448%
       2021                1                $198,676.42               0.0252%
       2022                8              $2,089,594.09               0.2650%
       2023                6              $1,169,143.52               0.1482%
       2024               18              $5,132,862.43               0.6508%
       2025                1                $256,503.59               0.0325%
       2026                5              $1,294,894.42               0.1642%
       2027               13              $4,285,324.67               0.5434%
       2028            1,241            $348,953,753.15              44.2466%
       2029            1,220            $420,915,069.08              53.3713%
      Total            2,534            $788,655,977.91             100.0000%

The weighted average scheduled remaining term to maturity of the mortgage loans in Pool 1999-5 calculated as of the Cut-off Date is 355.84 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the mortgage loans in Pool 1999-5:

                       # OF LOANS      AGGREGATE BALANCES      % OF POOL BY
  PURPOSE OF LOAN                      AS OF CUT-OFF DATE    AGGREGATE BALANCE
Purchase                  1,022          $289,685,630.69          36.7316%
Rate Term/Refinance       1,164          $385,960,901.31          48.9390%
Cash-out Refinance          348          $113,009,445.91          14.3294%
Total                     2,534          $788,655,977.91         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of April 24, 1995, and the related Terms Agreement, dated as of March 23, 1999, for certain of the Series 1999-5 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated.

4.1 The Pooling and Servicing Agreement for the Series 1999-5 Certificates, dated as of March 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES





          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         GE Capital Mortgage Services, Inc.



                                         By:    /s/ Syed W. Ali
                                                ---------------
                                         Name:  Syed W. Ali
                                         Title: Vice President







Dated as of March 25, 1999

                                  EXHIBIT INDEX




The exhibits are being filed herewith:


EXHIBIT NO.                  DESCRIPTION                         PAGE

   1.1           The Underwriting Agreement, dated
                 as of April 24, 1995, and the
                 related Terms Agreement, dated as
                 of March 23, 1999, for certain of
                 the Series 1999-5 Certificates
                 between GE Capital Mortgage
                 Services, Inc. and PaineWebber
                 Incorporated.

   4.1           The Pooling and Servicing Agreement
                 for the Series 1999-5 Certificates,
                 dated as of March 1, 1999, between
                 GE Capital Mortgage Services, Inc.,
                 as seller and servicer, and State
                 Street Bank and Trust Company, as
                 trustee.